UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 7, 2010

NEOGEN CORPORATION

(Exact name of registrant as specified in its charter)

MICHIGAN	0-17988	38-2367843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Lesher Place Lansing, Michigan	48912
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 517-372-9200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On October 7, 2010, Neogen Corporation (the “Company”) held its 2010 Annual Meeting of Shareholders, at which meeting 21,287,492 of the 22,696,759 shares outstanding and entitled to vote were present and voted. The matters listed below were submitted to a vote of the shareholders though the solicitation of proxies. The proposals are described in detail in the Company’s Proxy Statement dated as of, and filed with Securities and Exchange Commission on September 1, 2010. The voting results are as follows:

Proposal 1 – Election of Directors

Nominee	For	Withheld

Robert M. Book	17,422,299	192,861

Jack C. Parnell	16,842,765	772,495

Clayton K. Yeutter, Ph.D.	17,451,591	163,669

Proposal 2 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Ernst & Young LLP as the Company’s auditors for the fiscal year ended May 31, 2011.

For	Against	Abstain
21,196,093	8,193	8,949

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGEN CORPORATION
(Registrant)

Date: October 12, 2010

/S/ RICHARD R. CURRENT
Richard R. Current
Vice President & CFO